Exhibit 99.3

SPENDSMART NETWORKS, INC.
PRO FORMA UNAUDITED COMBINED FINANCIAL STATEMENTS

INTRODUCTORY NOTE

On September 18, 2014, the Company through its wholly-owned subsidiary SpendSmart-CA, purchased substantially all of the web related assets of TechXpress, Inc. (“TechXpress”), a California corporation, pursuant to the terms of an Asset Purchase Agreement (the “Asset Purchase Agreement”). In consideration of the purchased assets, the Company agreed to pay a purchase price consisting of $454,641 in cash and shares of the Company’s common stock, $0.001 par value per share, equal to $438,518, or an aggregate of 596,315 shares of the Company’s common stock (the “Stock Consideration”).

The Company is providing the following unaudited pro forma condensed combined financial information to aid you in your analysis of the financial aspects of the TechXpress Acquisition.

The following unaudited pro forma condensed combined balance sheet combines the unaudited condensed historical balance sheets of the Company as of June 30, 2014 with the unaudited condensed historical balance sheet of TechXpress as of June 30, 2014, giving effect to the TechXpress Acquisition as if it had been consummated as of that date.

The following unaudited pro forma condensed combined statement of operations combines the unaudited historical statements of operations of the Company for the year ended December 31, 2013 with the unaudited historical statement of operations of TechXpress for the year ended December 31, 2013, giving effect to the TechXpress Acquisition as if it had occurred on January 1, 2013.

The following unaudited pro forma condensed combined statement of operations combines the unaudited historical statements of operations of the Company for the six months ended June 30, 2014 with the unaudited historical statement of operations of TechXpress for the six months ended June 30, 2014, giving effect to the TechXpress Acquisition as if it had occurred on January 1, 2014.

The historical financial information has been adjusted to give effect to pro forma events that are related and/or directly attributable to the TechXpress Acquisition, are factually supportable and are expected to have a continuing impact on the combined results. The adjustments presented on the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the merger.

Spendsmart Networks, Inc.
Pro Forma Condensed Combined Balance Sheet
As of June 30, 2014
(Unaudited)

	A	B
	SSPC as of June 30, 2014	TechXpress as of June 30, 2014	Elimination of TechXpress	Pro Forma Adjustments	Notes	Pro Forma Combined
Assets
Current Assets
Cash and cash equivalents	$6,017,849	$69,102	$(69,102)	$-
				(454,641)	C	$5,563,208
Accounts receivable, net	160,004	314	(314)	5,758	C	165,762
Other current assets	545,325	6,000	(6,000)	-		545,325
Total current assets	6,723,178	75,416	(75,416)	(448,883)		6,274,295
Property and equipment, net	139,647	12,262	(12,262)	-		139,647
Deposits and other assets	528,158	82,430	(82,430)	-		528,158
Intangible assets	2,593,955	-	-	169,600	C	2,763,555
Goodwill	3,221,199	-	-	717,801	C	3,939,000
Total assets	$13,206,137	$170,108	$(170,108)	438,518		13,644,655

Liabilities and Stockholders' Equity
Current Liabilities
Short term debt	$-	$131,754	$(131,754)	-		-
Accounts payable and accrued expenses	546,142	162,109	(162,109)	-		546,142
Deferred Revenue	529,340	93,416	(93,416)	-		529,340
Other current liabilities	388,339	-	-	-		388,339
Total current liabilities	1,463,821	387,279	(387,279)	$-		$1,463,821
Long Term Liabilities
Deferred acquisiton related payable and earn out	1,100,986	-	-	-		1,100,986
Note payable	-	1,313,611	(1,313,611)	$-		$-
Total liabilities	$2,564,807	$1,700,890	$(1,700,890)	$-		$2,564,807
Stockholders' equity
Convertible preferred stock	4,166			-		4,166
Common stock	16,205	1,000	(1,000)	5,250	C	21,455
Additional paid in capital	84,936,147	47,000	(47,000)	-
				433,268	C	85,369,415
Accumulated deficit	(74,315,188)	(1,578,782)	1,578,782.00	-		(74,315,188)
Total stockholders equity (deficit)	10,641,330	$(1,530,782)	$1,530,782	438,518		11,079,848
Total Liabilities and Stockholders' Equity	$13,206,137	$170,108	$(170,108)	$438,518		$13,644,655

See accompanying notes to financial statements.

Spendsmart Networks, Inc.
Pro Forma Condensed Statement of Operations
For the Year Ended December 31, 2013
(Unaudited)

	D	E
	SSPC for the Year Ended December 31, 2013	TechXpress for the Year Ended December 31, 2013	Pro forma Adjustments	Notes	Pro Forma Combined
Revenue	999,991	1,698,708	-		2,698,699
Cost of revenues	-	281,205	-		281,205
Gross profit	$999,991	$1,417,503	$-		$2,417,494

Operating expenses
Selling and marketing	1,167,803	-	-		1,167,803
Personnel related	10,160,138	780,729	-		10,918,033
Processing	1,570,131	-	-		1,570,131
Amortization of intangible assets	-	-	16,960	F	16,960
General and administrative	2,546,632	300,077	-		2,846,709
Total operating expenses	$15,444,704	$1,080,806	16,960		$16,519,636
Income (loss) from operations	$(14,444,713)	$336,697	$(16,960)		$(14,102,142)
					$-
Other income (expense)					0
Interest expense	8,074	100,711	-		108,785
Change in derivative liabilities	(352,588)	-	-		(352,588)
Other income	(3,921)	(464,531)	-		(468,452)
Total other expenses	$(348,435)	$(363,820)	$-		$(712,255)

Net income (loss)	$(14,096,278)	$723,351	$(16,960)		$(13,389,887)

Basic and diluted loss per share	$(1.56)				$(1.39)

Basic and diluted weighted average common shares outstanding	9,015,046			G	9,611,361

See accompanying notes to financial statements.

Spendsmart Networks, Inc.
Pro Forma Condensed Statement of Operations
For the Six Months Ended June 30, 2014
(Unaudited)

	H	I
	SSPC for the Six Months Ended June 30, 2014	TechXpress for the Six Months Ended June 30, 2014	Pro forma Adjustments	Notes	Pro Forma Combined
Revenue	2,197,483	741,855	-		2,939,338
Cost of reveunes	-	93,677	-		93,677
Gross profit	$2,197,483	$648,178	$-		$2,845,661

Operating expenses
Selling and marketing	497,004	-	-		497,004
Personnel related	4,878,208	373,037	-		5,251,245
Processing	1,162,166	-	-		1,162,166
Amortization of intangible assets	125,501	-	8,480	J	133,981
General and administrative	1,261,351	129,785	-		1,391,136
Total operating expenses	$7,924,230	$502,822	8,480		$8,435,532
Income (loss) from operations	$(5,726,747)	$145,536	$(8,480)		$(5,589,871)
					$-
Other income (expense)
Interest expense	264	(33,788)	-		(33,524)
Change in derivative liabilities	(60,592)	-	-		(60,592)
Bad debt	0	8,189	-		0
Other income	-	142	-		142
Total other expenses	$(60,328)	$(41,835)	$-		$(102,163)

Deemed dividend on preferred stock	-	-			-

Net income (loss)	(5,787,075)	103,521	$(8,480)		(5,692,034)

Basic and diluted loss per share	$(0.39)				$(0.37)

Basic and diluted weighted average common shares outstanding	14,671,413			K	15,267,728

See accompanying notes to financial statements.

Notes to the Unaudited Condensed Combined Pro forma Financial Statements

A	)	Derived from the unaudited balance sheet of SSPC as of June 30, 2014.

B	)	Derived from the unaudited balance sheet of TechXpress as of June 30, 2014.

C	)	The preliminary allocation of the purchase price to the TechXpress balance sheet is shown below:

		Accounts receivable, net	$5,758
		Identifiable intangible assets	169,600
		Goodwill	717,801
		Total assets acquired	$893,159	(1)

(1)		Consideration Paid
		Cash Paid - to TechXpress	$454,641
		596,315 Common Stock issued to TechXpress	438,518
		Total Consideration Paid	$893,159

D	)	Derived from the audited statement of operations of SSPC for the year ended December 31, 2013.

E	)	Derived from the audited statement of operations of TechXpress for the year ended December 31, 2013.

F	)	Intangible Assets Amortization		Estimated Useful	Annual
		Intangible Assets Acquired	Fair Value	Life	Amortization
		IP/Technology	$22,500	10	$2,250
		Customer Base	121,000	10	12,100
		Trade-Name/Marks	2,100	10	210
		Non-Compete	24,000	10	2,400
		Total Intangible Assets Acquired	$169,600		$16,960

G	)	Weighted Average Shares - Basic and Diluted
		Outstanding as of December 31, 2013	9,015,046
		Add: Issuance of shares issued to TechXpress	596,315
		Total	9,611,361

H)		Derived from the unaudited statement of operations of SSPC for the six months ended June 30, 2014.

I	)	Derived from the unaudited statement of operations of TechXpress for the six months ended June 30, 2014.

J	)	Intangible Assets Amortization		Estimated Useful	Annual
		Intangible Assets Acquired	Fair Value	Life	Amortization
		IP/Technology	$22,500	10	$2,250
		Customer Base	121,000	10	12,100
		Trade-Name/Marks	2,100	10	210
		Non-Compete	24,000	10	2,400
		Total Intangible Assets Acquired	$169,600		$16,960

K	)	Weighted Average Shares - Basic and Diluted
		Outstanding as of June 30, 2014	14,671,413
		Add: Issuance of shares issued to TechXpress	596,315
		Total	15,267,728

These unaudited pro forma combined condensed financial statements are provided for illustrative purposes only, and do not purport to be indicative of the actual financial position or results of operations had the acquisitions occurred at the beginning of the periods presented, nor are they necessarily indicative of the results of future operations.  The unaudited pro forma combined condensed financial statements do not reflect any operating efficiencies and/or cost savings that the combined entity may achieve with respect to the combined companies.